                                                                 EXHIBIT 10.13

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO IT STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.

                              COMMON STOCK WARRANT
                                       OF
                              PARTICIPATE.COM, INC.

MARCH 28, 2000                                                    525,000 SHARES

                  THIS CERTIFIES THAT, for value received, the sufficiency of which is hereby acknowledged, DIAMOND TECHNOLOGY PARTNERS INCORPORATED, a Delaware corporation (the "Warrantholder"), is entitled, on the terms and subject to conditions set forth below, to subscribe for and purchase from Participate.com, Inc., a Delaware corporation (the "Company"), 525,000 fully paid and non-assessable shares of Common Stock (the "Warrant Shares") at the Warrant Price (as defined below).

                  This Warrant is subject to the following terms and conditions:

         1. CERTAIN DEFINITIONS. As used herein, the following terms shall have the following meanings:

                  (a) "Acquisition Transaction" means (i) the sale, lease or other transfer, in one or a series of transaction, of all or substantially all of the Company's assets to any person or group (as such term is defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) (a "Group") or (ii) the consummation of any transaction or series of transactions, the result of which is that any person or Group (other than the stockholders of the Company immediately prior to such transaction or series of transactions or their Related Parties) beneficially owns, directly or indirectly, 50% or more of the voting power of the voting stock of the Company, provided, however, that transfers of assets of the Company to any direct or indirect wholly owned subsidiary shall not constitute an Acquisition Transaction (subject to Section 6 below).

                  (b) "Common Stock" means the common stock, par value $.001 per share, of the Company.

                  (c) "IPO" means a bona fide firm commitment public offering of shares of capital stock of the Company pursuant to a registration statement filed under the Securities Act of 1933, as amended, and declared effective by the Securities and Exchange Commission.

                  (d) "Market Price" means: (i) if this Warrant becomes exercisable by reason of an IPO, the price per share at which Common Stock is sold in the IPO or (ii) if this Warrant becomes exercisable by reason of an Acquisition Transaction, a price per share of Common Stock equal to the fair market value of the Common Stock immediately prior to the closing of the Acquisition Transaction.

                  (e) "Related Party" of any person (other than an individual) means any parent, subsidiary or affiliate of such person or any stockholder of or holder of partnership interests in such person. With respect to any individual, "Related Party" means members of such individual's immediate family and any trust, all the beneficiaries of which are such individual or members of his immediate family.

                  (f) "Warrant Price" means the price of a share of Common Stock in the IPO, subject to adjustment as provided in Section 4 below.

         2.       TERM OF WARRANT; VESTING.

                  (a) TERM OF WARRANT. This Warrant may be exercised, in whole or in part, at any time after the closing of an IPO or an Acquisition Transaction and prior to 5:00 p.m. PST, on March 28, 2003 (the "Term"). Upon the expiration of the Term, this Warrant, to the extent not exercised, shall terminate.

                  (b) VESTING. This Warrant shall vest according to the schedule set forth below:

                    --------------------------------------- ------------------------------------
                                 PORTION OF                    AMOUNT OF QUALIFYING REVENUE
                                WARRANT VESTED                    RECEIVED BY THE COMPANY
                    --------------------------------------- ------------------------------------
                                      0%                              $0 - $9,999,999
                    --------------------------------------- ------------------------------------
                                     40%                         $10,000,000 - $14,999,999
                    --------------------------------------- ------------------------------------
                                     60%                         $15,000,000 - $19,999,999
                    --------------------------------------- ------------------------------------
                                     80%                         $20,000,000 - $24,999,999
                    --------------------------------------- ------------------------------------
                                     100%                           $25,000,000 or more
                    --------------------------------------- ------------------------------------

                  For purposes of the foregoing table, "Qualifying Revenue" means gross revenue received by the Company and its subsidiaries during the period from March 1, 2000 through March 31, 2002, attributable to business relationships with customers introduced or referred to by Warrantholder or its affiliates and excluding any customers with which the Company had prior substantive dialog. Qualifying Revenue includes, without limitation, all revenue received from any of those persons listed on the referral list to be prepared and agreed to by Warrantholder and the Company within 45 days of the date hereof and attached hereto as Exhibit A (the "Referral List"). The Referral List may be amended and supplemented from time to time by Warrantholder, with the approval of the Company which approval shall not be unreasonably withheld. The Company acknowledges and agrees that the Referral List is confidential, proprietary information of the Warrantholder, and the Company agrees to treat the Referral List as confidential and not to solicit any of the persons listed on the Referral List without the prior written consent of the Warrantholder.

         3.       EXERCISE OF WARRANT.

                  (a) EXERCISE PROCEDURE. This Warrant may be exercised by the Warrantholder in whole or in part; provided, however, that this Warrant shall not be exercised for fewer than 1,000 shares unless the unexercised portion is less than 1,000 shares in which event it may be exercised in full). Upon delivery of this Warrant (with the Notice of Exercise in the form attached as ATTACHMENT A), together with payment of the Warrant Price for the Warrant Shares thereby pursuant to Section 3(b) below, at the principal office of the Company or at such other office or agency as the Company may designate by notice in writing to the holder hereof, the holder of this Warrant shall be entitled to receive a certificate or certificates for the Warrant Shares so purchased.

                  (b) EXERCISE PRICE. Upon exercise, the Warrantholder shall either (i) deliver a check or wire transfer payable to the Company in an amount equal to the product of the Warrant Price multiplied by the number of Warrant Shares being purchased upon such exercise (the "EXERCISE PRICE") or (ii) surrender to the Company a number of securities of the Company having a Market Price equal to the Exercise Price of the Warrant Shares being purchased upon such exercise.

                  (c) DELIVERY OF CERTIFICATES; REPLACEMENT WARRANT. Certificates for shares of Common Stock purchased upon exercise of this Warrant will be delivered by the Company to the Warrantholder within ten (10) business days after the date of the Exercise Notice. Unless this Warrant has expired or all of the purchase rights represented hereby have been exercised, the Company will prepare a new Warrant, substantially identical hereto, representing the rights formerly represented by this Warrant which have not expired or been exercised and will, within such 10-day period, deliver such new Warrant to the Warrantholder.

                  (d) EFFECTIVE TIME OF EXERCISE. The Common Stock issuable upon the exercise of this Warrant will be deemed to have been issued to the Warrantholder at the time the Exercise Notice and the Exercise Price have been delivered to the Company (the "EXERCISE TIME"), and the Warrantholder will be deemed for all purposes to have become the record holder of such Common Stock at the Exercise Time.

                  (e) WARRANT SHARES. The issuance of certificates for shares of Common Stock upon exercise of this Warrant will be made without charge to the Warrantholder for any issuance tax in respect thereof or other cost incurred by the Company in connection with such exercise and the related issuance of Warrant Shares. Each share of Common Stock issuable upon exercise of this Warrant will, upon payment of the Exercise Price therefor, be fully paid and nonassessable and free from all liens and charges with respect to the issuance thereof.

                  (f) REGISTRATION OF TRANSFER. The Company will not close its books against the transfer of this Warrant or of any share of Common Stock issued or issuable upon the exercise of this Warrant in any manner which interferes with the timely exercise of this Warrant. The Company will from time to time take all such action as may be necessary to assure that the par value per share of the unissued Common Stock acquirable upon exercise of this Warrant is at all times equal to or less than the Exercise Price then in effect.

                  (g) REQUIRED FILINGS OR APPROVALS. The Company will assist and cooperate with the Warrantholder in the event that Warrantholder is required to make any governmental filings or obtain any governmental approvals prior to or in connection with any exercise of this Warrant (including, without limitation, making any filings required to be made by the Company).

                  (h) CONDITIONAL EXERCISE. Notwithstanding any other provision hereof, if an exercise of any portion of this Warrant is to be made in connection with an IPO or an Acquisition Transaction, the exercise of any portion of this Warrant may, at the election of the Warrantholder, be conditioned upon the consummation of the IPO or an Acquisition Transaction in which case such exercise will not be deemed to be effective until the consummation of the IPO or an Acquisition Transaction.

                  (i) RESERVATION OF SHARES. The Company will at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of issuance upon the exercise of the Warrant, such number and class of shares of Common Stock issuable upon the exercise of all outstanding Warrants. All shares of Common Stock which are so issuable will, when issued, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges. The Company will take all such actions as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which shares of Common Stock may be listed (except for official notice of issuance which will be immediately delivered by the Company upon each such issuance).

         4.       ADJUSTMENT OF WARRANT PRICE AND NUMBER OF WARRANT SHARES.

                  The number and kind of Warrant Shares purchasable upon the exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time in accordance with the following provisions:

                  (a) ADJUSTMENTS FOR SUBDIVISIONS, COMBINATIONS OR CONSOLIDATION OF COMMON STOCK. In the event the outstanding shares of Common Stock shall be subdivided by stock split, stock dividends or otherwise, into a greater number of shares of Common Stock, the Warrant Price then in effect shall, concurrently with the effectiveness of such subdivision, be proportionately decreased. In the event the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, the Warrant Price then in effect shall, concurrently with the effectiveness of such combination or consolidation, be proportionately increased.

                  (b) ADJUSTMENTS FOR STOCK DIVIDENDS AND OTHER DISTRIBUTIONS. In the event the Corporation at any time or from time to time makes, or fixes a record date for the determination of holders of Common Stock entitled to receive any distribution (excluding any repurchases of securities by the Corporation not made on a pro rata basis from all holders of any class of the Corporation's securities) payable in property or in securities of the Corporation other than shares of Common Stock, and other than as otherwise adjusted in this Section 4, then and in each such event provision shall be made such that the Warrantholder shall receive at the time of such distribution, the amount of property or the number of securities of the Corporation that the Warrantholder would have received had it been the holder of Warrant Shares at the time of such distribution.

                  (c) ADJUSTMENTS FOR DILUTING ISSUES. In addition to the adjustments provided in subparagraphs (a) and (b) above, the Warrant Price shall be subject to further adjustment from time to time as follows:

                           (i) SPECIAL DEFINITIONS. For purposes of this Section 4(c), the following definitions shall apply:

                                    (A) "Options" shall mean rights, options or
                           warrants to subscribe for, purchase or otherwise acquire either Common Stock or Convertible Securities.

                                    (B) "Conversion Date" shall mean the first
                           day of the Term.

                                    (C) "Convertible Securities" shall mean
                           securities convertible into or exchangeable for Common Stock.

                                    (D) "Additional Shares of Common Stock"
                           shall mean all shares of Common Stock issued (or, pursuant to Section 4(c)(iii), deemed to be issued) by the Company after the Conversion Date other than shares of Common Stock issued (or, pursuant to Section 4(c)(iii), deemed to be issued):

                                            (1) to officers, directors and
                                    employees of, and consultants to, the
                                    Company pursuant to plans and arrangements approved by the Board;

                                            (2) upon exercise of Options issued
                                    prior to the Conversion Date; or

                                            (3) upon conversion or exchange of
                                    Convertible Securities outstanding on the
                                    Conversion Date.

                                    (E) "Original Issue Date" shall mean March
                           28, 2000.

                           (ii) NO ADJUSTMENT OF WARRANT PRICE. No adjustment in the Warrant Price for any series of Preferred Stock shall be made in respect of the issuance of Additional Shares of Common Stock unless the consideration per share for an Additional Share of Common Stock issued or deemed to be issued by the Company is less than the Warrant Price in effect on the date of, and immediately prior to such issue.

                           (iii) DEEMED ISSUE OF ADDITIONAL SHARES OF COMMON STOCK.

                                  (A) OPTIONS AND CONVERTIBLE SECURITIES.
                         Except as otherwise provided in Section
                         4(c)(i)(D)(1)-(3) and 4(c)(ii), in the event the Company at any time or from time to time after the Conversion
                         Date shall issue any Options or Convertible Securities or shall fix a record date for the determination of any holders of any class of securities entitled to receive any such Options or Convertible Securities, then the maximum number of shares (as set forth in the instrument relating thereto without regard to any provisions contained therein for a subsequent adjustment of such number) of Common Stock issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible
                         Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date, provided that in any such case in which additional shares of Common Stock are deemed to be issued:

                                            (1) no further adjustment in the
                                    Warrant Price shall be made upon the
                                    subsequent issue of Convertible Securities or shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities;

                                            (2) if such Options or Convertible
                                    Securities by their terms provide, with the passage of time or otherwise, for any increase or decrease in the consideration payable to the Company, or increase or decrease in the number of shares of Common Stock issuable, upon the exercise, conversion or exchange thereof, the Warrant Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities;

                                            (3) upon the expiration of any such
                                    Options or any rights of conversion or
                                    exchange under such Convertible Securities which shall not have been exercised, the Warrant Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon such expiration, be recomputed as if:

                                                     (a) in the case of
                                            Convertible Securities or Options
                                            for Common Stock, the only
                                            additional shares of Common Stock
                                            issued were shares of Common Stock,
                                            if any, actually issued upon the
                                            exercise of such Options or the
                                            conversion or exchange of such
                                            Convertible Securities, and the
                                            consideration received therefor was
                                            the consideration actually received
                                            by the Corporation for the issue of
                                            all such Options, whether or not
                                            exercised, plus the consideration
                                            actually received by the Company
                                            upon such exercise, or for the issue
                                            of all such Convertible Securities
                                            which were actually converted or
                                            exchanged, plus the additional
                                            consideration, if any, actually
                                            received by the Company upon such
                                            conversion or exchange, and

                                                     (b) in the case of Options
                                            for Convertible Securities, only the
                                            Convertible Securities, if any,
                                            actually issued upon the exercise
                                            thereof were issued at the time of
                                            issue of such Options and the
                                            consideration received by the
                                            Corporation for the Additional
                                            Shares of Common Stock deemed to
                                            have been then issued was the
                                            consideration actually received by
                                            the Company for the issue of all
                                            such Options, whether or not
                                            exercised, plus the consideration
                                            deemed to have been received by the
                                            Company upon the issue of the
                                            Convertible Securities with respect
                                            to which such Options were actually
                                            exercised;

                                            (4) no readjustment pursuant to
                                    clause (2) or (3) above shall have the
                                    effect of increasing the Warrant Price to an amount which exceeds the lower of (i) the Warrant Price on the original adjustment date, or (ii) the Warrant Price that would have resulted from any issuance of Additional Shares of Common Stock between the original adjustment date and such readjustment date; and

                                            (5) in the case of any Options which
                                    expire by their terms not more than thirty
                                    (30) days after the date of issue thereof, no adjustment of the Warrant Price shall be made until the expiration or exercise of all such Options.

                  (d) ADJUSTMENT OF WARRANT PRICE UPON ISSUANCE OF ADDITIONAL SHARES OF COMMON STOCK. In the event the Company shall issue Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Section 4(c)(iii)) without consideration or for a consideration per share less than the Warrant Price in effect on the date of, and immediately prior to such issue, then and in such event, such Warrant Price shall be reduced, concurrently with such issue, to a price (calculated to the nearest cent) determined by multiplying the Warrant Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue plus the number of shares of Common Stock which the aggregate consideration received by the Company for the total number of Additional Shares of Common Stock so issued would purchase at the Warrant Price and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue plus the number of such Additional Shares of Common Stock so issued; and provided further that, for the purposes of this Section 4(c)(iv), the number of shares of Common Stock deemed to be outstanding as of a given date shall be the sum of (A) the number of shares of Common Stock actually outstanding, and (B) the number of shares of Common Stock into which the then outstanding shares of Preferred Stock could be converted if fully converted on the day immediately preceding the given date, and (C) the total number of shares of Common Stock issuable upon exercise of stock options outstanding as of the Original Issue Date.

                           (i) DETERMINATION OF CONSIDERATION. For purposes of this Section 4(c)(v), the consideration received by the Company for the issue of any Additional Shares of Common Stock shall be computed as follows:

                                    (A) CASH AND PROPERTY: Such consideration
                          shall:

                                            (1) insofar as it consists of cash,
                                    be computed at the aggregate amount of cash received by the Company prior to amounts paid or payable for accrued interest or accrued dividends and prior to any commissions or expenses paid by the Company;

                                            (2) insofar as it consists of
                                    property other than cash, be computed at the fair value thereof at the time of such issue, as determined in good faith by the Board of Directors; and

                                            (3) in the event Additional Shares
                                    of Common Stock are issued together with other shares or securities or other assets of the Corporation for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses (1) and (2) above, as determined in good faith by the Board of Directors.

                                    (B) OPTIONS AND CONVERTIBLE SECURITIES. The
                           consideration per share received by the Corporation for Additional Shares of Common Stock deemed to have been issued pursuant to Section 4(c)(iii)(A), relating to Options and Convertible Securities, shall be determined by dividing

                                            (1) the total amount, if any,
                                    received or receivable by the Company as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Company upon the exercise of such Option or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities by

                                            (2) the maximum number of shares of
                                    Common Stock (as set forth in the
                                    instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

                  (e) RECLASSIFICATION, CONSOLIDATION, MERGER, ETC. In case of any reclassification, exchange, substitution or change of outstanding securities of the class issuable upon exercise of this Warrant (other than as a result of a subdivision or combination), or in case of any consolidation or merger of the Company with or into another corporation, or the sale, transfer or lease of all or substantially all of the assets of the Company, the Company, or such successor corporation, as the case may be, shall execute a new Warrant, providing that the holder of this Warrant shall have the right to exercise such new Warrant, and procure upon such exercise in lieu of each Warrant Share previously issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, exchange, substitution, change, consolidation, merger, sale, transfer or lease by a holder of one Warrant Share immediately prior to such event. Such new Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section
4. The provisions of this paragraph (a) shall similarly apply to successive reclassifications, exchanges, substitutions, changes, consolidations, mergers, sales, transfers or leases.

                  (f) ADJUSTMENT OF NUMBER OF SHARES. Upon each adjustment in the Warrant Price for subdivisions or combinations as contemplated under paragraph (d) above, the number of shares of Common Stock purchasable hereunder shall be adjusted, to the nearest whole share, to the product obtained by multiplying the number of shares purchasable immediately prior to such adjustment in the Warrant Price by a fraction, the numerator of which shall be the Warrant Price immediately prior to such adjustment and the denominator of which shall be the Warrant Price immediately thereafter.

                  (g) NO IMPAIRMENT. The Company shall not, by amendment of its Certificate of Incorporation or through a reorganization, transfer of assets, consolidation, merger, dissolution, issue, or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of its terms to be observed or performed under this Warrant by the Company, but shall at all times in good faith assist in carrying out of all the provisions of this Section 4 and in taking all such action as may be necessary or appropriate to protect the Warrantholder's rights under this Section 4 against impairment.

                  (h) NOTICES. Upon any adjustment of the Warrant Price and any increase or decrease in the number of shares of Common Stock purchasable upon the exercise of this Warrant, the Company shall give written notice of such adjustment promptly thereafter to the registered holder of this Warrant (the "Notice"). The Notice shall be mailed to the address of such holder as shown on the books of the Company and shall state the Warrant Price as adjusted and the increased or decreased number of shares purchasable upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation of each.

         5. ACQUISITION TRANSACTION. If the Company undertakes an Acquisition Transaction then, simultaneously with and as a condition to the Acquisition Transaction, the Company shall, at its election, either (i) cause the Company Acquiror (as defined below) to assume this Warrant and cause provision to be made so that the Warrantholder shall thereafter be entitled to receive, upon exercise of this Warrant, the Warrant Shares, whereupon the Company shall be released from this Warrant, or (ii) cause the Company Acquiror to pay the Warrant Value (as defined below) to the Warrantholder upon consummation of the Acquisition Transaction. If this Warrant becomes exercisable by reason of an acquisition Transaction and the Company does not cause the Company Acquiror to pay the Warrant Value to the Warrantholder, this Warrant shall remain outstanding in accordance with its terms and all references herein to the "Company" shall thereafter be deemed to apply to the Company Acquiror and all references herein to the "Warrant Shares" shall thereafter be deemed to apply to the common stock of the Company Acquiror. "Company Acquiror" shall mean the Company or other entity, as applicable, surviving the Acquisition Transaction. "Warrant Value" shall mean the fair market value of this Warrant immediately prior to the closing of the Acquisition Transaction ("Fair Market Value"), as determined by an investment banking firm of established national reputation selected by the Warrantholder and stated in a written opinion delivered to the Company and the Warrantholder. The fees and expenses of such investment banking firm shall be paid by the Company and its determination of the Fair Market Value shall be conclusive and binding on all parties in the absence of fraud or manifest error.

         6.       ACQUISITION OR IPO BY SUBSIDIARY.

                  (a) IPO BY SUBSIDIARY. If, prior to an IPO, the Company transfers all or substantially all of its assets to any direct or indirect wholly owned subsidiary (a "Subsidiary") and the Subsidiary subsequently undertakes a transaction which would constitute an IPO (a "Subsidiary IPO") if undertaken by the company, then, simultaneously with and as a condition to the Subsidiary IPO, the Subsidiary shall assume this Warrant, provision shall be made so that the Warrantholder shall be entitled to receive, upon exercise of this Warrant, shares of stock or other securities or property of the Subsidiary to which it is entitled under this Warrant, and the Company shall be released from this Warrant.

                  (b) ACQUISITION OF SUBSIDIARY. If, prior to an Acquisition Transaction, the Company transfers all or substantially all of its assets to a Subsidiary and the Subsidiary subsequently undertakes a transaction which would constitute an Acquisition Transaction (a "Subsidiary Acquisition") if undertaken by the Company, then, simultaneously with and as a condition to the Subsidiary Acquisition, the Company shall, at its election, either (i) cause the Subsidiary Acquiror (as defined below) to assume this Warrant and cause provision to be made so that the Warrantholder shall thereafter be entitled to receive, upon exercise of this Warrant, the Warrant Shares, whereupon the Company shall be released from this Warrant, or (ii) cause the Subsidiary Acquiror to pay the Warrant Value (as defined above, except that references to Acquisition Transaction shall mean Subsidiary Acquisition) to the Warrantholder upon consummation of the Subsidiary Acquisition. If this Warrant becomes exercisable by reason of a Subsidiary Acquisition and the Subsidiary does not cause the Subsidiary Acquiror to pay the Warrant Value to the Warrantholder, this Warrant shall remain outstanding in accordance with its terms and all references herein to the "Company" shall thereafter be deemed to apply to the Subsidiary Acquiror and all references herein to the "Warrant Shares" shall thereafter be deemed to apply to the common stock of the Subsidiary Acquiror. "Subsidiary Acquiror" shall mean the Subsidiary or other entity, as applicable, surviving the Subsidiary Acquisition.

         7. FRACTIONAL SHARES. No fractional shares or scrip representing fractional shares shall be issued in connection with any exercise hereunder. In lieu of such fractional share to which the Warrantholder would otherwise be entitled, the Company shall make a cash payment equal to the Warrant Price multiplied by such fraction.

         8. NO RIGHTS AS A STOCKHOLDER. Other than as provided herein, no holder of this Warrant, as such, shall be entitled to vote or receive dividends or be deemed to be a stockholder of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the holder of this Warrant, as such, any rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action, receive notice of meetings, receive dividends or subscription rights, or otherwise.

         9.       COMPLIANCE WITH ACT; DISPOSITION OF WARRANT OR WARRANT
SHARES.

                  (a) COMPLIANCE WITH ACT. The Warrantholder, by acceptance hereof, agrees that this Warrant, and the Warrant Shares to be issued upon exercise hereof are being acquired for investment and that the Warrantholder will not offer, sell or otherwise dispose of this Warrant except under circumstances which will not result in a violation of the Securities Act of 1933, as amended (the "Act"), or any applicable state securities laws. Upon exercise of this Warrant, unless the Warrant Shares being acquired are registered under the Act and any applicable state securities laws or an exemption from such registration is available, the Warrantholder hereof shall confirm in writing that the shares of Common Stock so purchased are being acquired for investment and not with a view toward distribution or resale in violation of the Act and shall confirm such other matters related thereto as may be reasonably requested by the Company. This Warrant and all shares of Common Stock issued upon exercise of this Warrant (unless registered under the Act and any applicable state securities laws) shall be stamped or imprinted with a legend in substantially the following form:

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO IT STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT."

                  The legend shall be removed by the Company, upon the request of the Warrantholder, at such time as the restrictions on the transfer of the applicable security shall have terminated.

                  (b) DISPOSITION OF WARRANT OR WARRANT SHARES. With respect to any offer, sale or other disposition of this Warrant or any shares of Common Stock acquired pursuant to the exercise of this Warrant prior to registration of such Warrant or shares (other than (i) a transfer not involving a change in beneficial ownership, (ii) in transactions involving the distribution without consideration of any such securities by the Warrantholder to any of its partners, or retired partners, or to the estate of any of its partners or retired partners, (iii) transactions involving the transfer of any such security by the Warrantholder to
(x) one or more of its members, (y) a limited partnership, the limited partners of which are all employees of affiliates of the ultimate parent company of the general partner of such limited partnership or (z) additional limited partnerships or other entities held directly or indirectly by employees of affiliates of the ultimate parent company of such entities, (iv) in transactions involving the transfer without consideration of any such securities by the Warrantholder during his or her lifetime by way of gift or on death by will or intestacy, or (v) transfers by the Warrantholder to any partnership or limited liability company at least 80% of the capital and profits of which are owned by the Warrantholder), the Warrantholder hereof agrees to give written notice to the Company prior thereto, describing briefly the manner thereof, together with a written opinion of the Warrantholder's counsel, or other evidence, if reasonably requested by the Company, to the effect that such offer, sale or other disposition may be effected without registration or qualification (under the Act as then in effect or any federal or state securities law then in effect) of this Warrant or such shares of Common Stock and indicating whether or not under the Act certificates for this Warrant or such shares of Common Stock to be sold or otherwise disposed of require any restrictive legend as to applicable restrictions on transferability in order to ensure compliance with such law. Promptly upon receiving such written notice and reasonably satisfactory opinion or other evidence, if so requested, the Company, as promptly as practicable but no later than seven (7) days after receipt of the written notice, shall notify the Warrantholder that the Warrantholder may sell or otherwise dispose of this Warrant or such shares of Common Stock, all in accordance with the terms of the notice delivered to the Company. If a determination has been made pursuant to this Section 7(b) that the opinion of counsel for the Warrantholder or other evidence is not reasonably satisfactory to the Company, the Company shall so notify the Warrantholder promptly with details thereof after such determination has been made. Notwithstanding the foregoing, this Warrant or such shares of Common Stock may, as to such federal laws, be offered, sold or otherwise disposed of in accordance with Rule 144 under the Act, provided that the Company shall have been furnished with such information as the Company may reasonably request to provide a reasonable assurance that the provisions of Rule 144 have been satisfied. Each certificate representing this Warrant or the shares of Common Stock thus transferred (except a transfer pursuant to Rule 144) shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with such laws, unless in the aforesaid opinion of counsel for the Warrantholder, such legend is not required in order to ensure compliance with such laws. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions.

                  (c) MARKET STANDOFF AGREEMENT. In connection with the Company's initial sale of its Common Stock to the public pursuant to an offering registered under the Act, the Warrantholder agrees, upon request of the Company or the underwriter(s) managing any underwritten offering of the Company's securities, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Warrant Shares (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed one hundred eighty (180) days) from the effective date of such registration as may be requested by the underwriters.

         10.      MISCELLANEOUS.

                  (a) The terms of this Warrant shall be binding upon and shall inure to the benefit of any successors or assigns of the Company and of any permitted assigns of the Warrantholder.

                  (b) Receipt of this Warrant by the holder hereof shall constitute acceptance of and agreement to the foregoing terms and conditions.

                  (c) Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like date and tenor.

                  (d) Any provision of this Warrant may be amended, waived or modified upon the written consent of the Company and the holders of a majority of the Warrant Shares issued or issuable upon exercise of this Warrant or any successor warrant(s).

                  (e) This Warrant shall be governed by the internal substantive laws, but not the choice of law rules, of the State of Delaware.

                  IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.

                                    PARTICIPATE.COM, INC.


                                    --------------------------------------------
                                    Alan K. Warms, President and Chief Executive
                                    Officer

Acknowledged and accepted:
DIAMOND TECHNOLOGY PARTNERS, INC.

By:
   -----------------------------------------
Title:
      --------------------------------------

                                  ATTACHMENT A
                               NOTICE OF EXERCISE

TO:    Participate.com, Inc.
       945 West George Street
       Third Floor
       Chicago, IL  60657

______ 1. The undersigned hereby elects to purchase ___________ shares of the Common Stock of Participate.com, Inc. pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full, together with all applicable transfer taxes, if any.

______ 2. The undersigned hereby elects to exercise the purchase right with respect to _______ percent of such shares of Common Stock through net issue exercise, as set forth in Section 3(b) of the attached Warrant.

                  Please issue a certificate or certificates representing such shares of Common Stock in the name of the undersigned or in such other name as is specified below:

                        ---------------------------------
                                     (Name)
                        ---------------------------------

                        ---------------------------------
                                    (Address)

                  The undersigned represents that the above shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares.

                                               ---------------------------------
                                               (Signature)


                                               ---------------------------------
                                               (Date)